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                                                                  Exhibit 10.282

                                 PROMISSORY NOTE

$49,650,000.00                                                New York, New York
                                                                  August 4, 2004

          FOR VALUE RECEIVED, INLAND REISTERSTOWN SPE I, L.L.C., a Delaware limited liability company, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523, a maker hereunder and INLAND REISTERSTOWN SPE II, L.L.C., a Delaware limited liability company, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523, a maker hereunder (referred to herein collectively as the "BORROWER"), hereby unconditionally promises to pay to the order of BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, as payee, having an address at 383 Madison Avenue, New York, New York 10179 ("LENDER"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of FORTY NINE MILLION SIX HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($49,650,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement, dated as of the date hereof, among Borrower, RRP Hecht, LLC, a Maryland limited liability company and Reisterstown Plaza Associates, LLC a Maryland limited liability company (collectively the "GRANTOR") and Lender (the "LOAN AGREEMENT"). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                                    ARTICLE 1

                                  PAYMENT TERMS

          Borrower agrees to pay interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

                                    ARTICLE 2

                            DEFAULT AND ACCELERATION

          The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

                                    ARTICLE 3

                                 LOAN DOCUMENTS

          This Note is guarantied by that certain Limited Guaranty Agreement, dated as of the date hereof, from Grantor in favor of Lender. All of the terms, covenants and conditions contained in the Loan Agreement, and the other Loan Documents are hereby made part of this

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Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

                                    ARTICLE 4

                                 SAVINGS CLAUSE

          Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

                                    ARTICLE 5

                                 NO ORAL CHANGE

          This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                                    ARTICLE 6

                                     WAIVERS

          Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and nonpayment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership,

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and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership which may be set forth in the Loan Agreement or any other Loan Document.)

                                    ARTICLE 7

                                    TRANSFER

          Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer except as provided in the Loan Agreement, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall from that date forward forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                                    ARTICLE 8

                                   EXCULPATION

          The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

                                    ARTICLE 9

                                  GOVERNING LAW

          THIS NOTE SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED AND SHALL IN ALL RESPECTS BE GOVERNED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED AND APPLICABLE FEDERAL LAWS.

                                   ARTICLE 10

                                     NOTICES

          All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

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                                   ARTICLE 11

                                 COMMERCIAL LOAN

     Borrower stipulates and warrants that the loan evidenced by this Note is a commercial loan, as such term is used in Title 12 of the Commercial Law Article of the Annotated Code of Maryland, and that all proceeds of such loan will be used solely to acquire or carry on a business or commercial enterprise, as those terms are used therein.

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          IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                              BORROWER:

                              INLAND REISTERSTOWN SPE I, L.L.C., a
                              Delaware limited liability company

                              By: Reisterstown Plaza Associates, LLC, a
                                  Maryland limited liability company, its sole
                                  member

                                By: Reisterstown Plaza Holdings, LLC, a
                                    Maryland limited liability company, its sole
                                    member

                                  By: Inland Reisterstown HC, L.L.C., a
                                      Delaware limited liability company, its
                                      sole manger

                                    By: Inland Western Retail Real Estate
                                        Trust, Inc., a Maryland corporation,
                                        its sole member

                                        By:  /s/ Debra A Palmer
                                             ---------------------
                                             Name: Debra A Palmer
                                             Title: Assistant Secretary


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

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                              INLAND REISTERSTOWN SPE II, L.L.C., a
                              Delaware limited liability company

                              By:  RRP Hecht, LLC, a Maryland limited
                                   liability company, its sole member

                                   By:  Reisterstown Plaza Holdings, LLC, a
                                        Maryland limited liability company,
                                        its sole member

                                        By:  Inland Reisterstown HC,
                                             L.L.C., a Delaware limited
                                             liability company, its sole
                                             manger

                                             By:  Inland Western Retail Real
                                                  Estate Trust, Inc., a
                                                  Maryland corporation, its
                                                  sole member

                                                  By: /s/ Debra A Palmer
                                                      -------------------
                                                      Name: Debra A Palmer
                                                      Assistant Secretary


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

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                                 ACKNOWLEDGMENT

STATE OF Illinois         )
                          )
COUNTY OF Cook            )

     I HEREBY CERTIFY, that on this 30th day of July, 2004, before me, the undersigned Notary Public of said State, personally appeared Debra A Palmer, who acknowledged herself to be the Assistant Secretary of INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation, which is the sole member of INLAND REISTERSTOWN HC, L.L.C., a Delaware limited liability company, which is the sole manager of REISTERSTOWN PLAZA HOLDINGS, LLC, a Maryland limited liability company, which is the sole member of REISTERSTOWN PLAZA ASSOCIATES, LLC, a Maryland limited liability company which is the sole member of INLAND REISTERSTOWN SPE I, L.L.C. a Delaware limited liability company and acknowledged that she executed the foregoing instrument for the purposes therein contained on behalf of the corporation, acting as the sole member of the said limited liability company, acting as the sole manager of Reisterstown Plaza Holdings, LLC, acting as the sole member of Reisterstown Plaza Associates, LLC, acting as the sole member of Inland Reisterstown SPE I, L.L.C.

WITNESS my hand and Notarial Seal.

                                     /s/ Elizabeth Ann Irving
                                     ----------------------------------
                                     Notary Public

My Commission Expires: 11-14-2004
                       ----------

[NOTARIAL SEAL]


        "OFFICIAL SEAL"
      ELIZABETH ANN IRVING
NOTARY PUBLIC STATE OF ILLINOIS
My Commission Expires 11/14/2004

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

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                                 ACKNOWLEDGMENT

STATE OF Illinois         )
                          )
COUNTY OF Cook            )

     I HEREBY CERTIFY, that on this 30th day of July, 2004, before me, the undersigned Notary Public of said State, personally appeared Debra A Palmer, who acknowledged herself to be the Assistant Secretary of INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation, which is the sole member of INLAND REISTERSTOWN HC, L.L.C., a Delaware limited liability company, which is the sole manager of REISTERSTOWN PLAZA HOLDINGS, LLC, a Maryland limited liability company, which is the sole member of RRP Hecht, LLC, a Maryland limited liability company which is the sole member of INLAND REISTERSTOWN SPE II, L.L.C. a Delaware limited liability company and acknowledged that she executed the foregoing instrument for the purposes therein contained on behalf of the corporation, acting as the sole member of the said limited liability company, acting as the sole manager of Reisterstown Plaza Holdings, LLC, acting as the sole member of RRP Hecht, LLC, acting as the sole member of Inland Reisterstown SPE I, L.L.C.

WITNESS my hand and Notarial Seal.

                                  /s/ Elizabeth Ann Irving
                                ---------------------------------------
                                Notary Public
                                My Commission Expires: 11-14-2004
                                                       ----------

[NOTARIAL SEAL]


          "OFFICIAL SEAL"
        ELIZABETH ANN IRVING
  NOTARY PUBLIC STATE OF ILLINOIS
  My Commission Expires 11/14/2004